UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2012 (June 12, 2012)

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-23550	38-2806518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2012 the Federal Reserve Bank of Chicago approved the appointment of Ronald L. Justice as President and Chief Executive Officer. Mr. Justice has been with the Company in a variety of executive positions since 1985. In addition, on June 12, 2012 the Federal Reserve Bank of Chicago approved the appointment of James W. Distelrath as Chief Financial Officer. For the past 2 years prior to joining the Company, Mr. Distelrath was the asset / liability manager for Citizens Bank. Prior to his time with Citizens Bank, Mr. Distelrath served as the CFO for Clarkston Financial Corporation for four years. Mr. Distelrath has also been elected as a director of FHLLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC.
(Registrant)

By:	/s/Ronald L. Justice
Ronald L. Justice,
President and Chief Executive Officer

Dated: June 14, 2012